EXHIBIT 99.2

Supplemental Investor Package

________________________________________________

Fourth Quarter and

Full Year 2016

Investor Contact:

Rohan Pai

Senior Vice President, Investor Relations and Treasurer

Tel: 973-948-1364

Rohan.Pai @selective.com

Selective Insurance Group, Inc. & Consolidated Subsidiaries

Selected Balance Sheet Data

(unaudited)

	December 31,				December 31,
($ in thousands, except per share amounts)	2016				2015
				Unrecognized/				Unrecognized/
	Balance		Market	Unrealized	Balance		Market	Unrealized
	Sheet		Value	Gain	Sheet		Value	Gain
Invested Assets:
Corporate bonds [1]	$3,332,522		3,334,044	24,339	$2,955,001		2,957,427	8,276
Government and Municipal bonds	1,561,574		1,563,707	18,255	1,654,556		1,660,320	55,901
Total fixed income securities	4,894,096		4,897,751	42,594	4,609,557		4,617,747	64,177
Equities	146,753		146,753	25,864	207,051		207,051	13,235
Short-term investments	221,701		221,701	-	194,819		194,819	-
Other investments	102,397		102,397	-	77,842		77,842	-
Total invested assets	$5,364,947		5,368,602	68,458	$5,089,269		5,097,459	77,412

Invested assets per $ of stockholders' equity	3.50				3.64

Total assets	7,355,848				6,904,433

Liabilities:
Reserve for losses and loss expenses	3,691,719				3,517,728
Unearned premium reserve	1,262,819				1,169,710

Total liabilities	5,824,478				5,506,392

Stockholders' equity	1,531,370				1,398,041

Total debt to capitalization ratio	22.3%				21.7%

Book value per share	26.42				24.37

Book value per share excluding
unrealized gain or loss on bond portfolio	25.98				23.74

NPW per insurance segment employee	1,028				979

Statutory premiums to surplus ratio	1.4	x			1.5	x

Statutory surplus	1,583,781				1,426,320

1 Includes mortgage-backed and asset-backed securities.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

Selected Income Statement Data

(unaudited)

		Quarter Ended December 31,				Year-to-Date December 31,
($ in thousands, except per share amounts)		2016		2015		2016		2015
			Per diluted share		Per diluted share		Per diluted share		Per diluted share
Consolidated
	Revenue	$582,358		$545,530		$2,284,270		$2,131,852
	Net income	39,360	0.67	45,389	0.78	158,495	2.70	165,861	2.85
	Exclude: Net realized losses (gains)	7,686	0.13	2,600	0.04	4,937	0.08	(13,171)	(0.23)
	Exclude: Tax on net realized losses (gains)	(2,690)	(0.05)	(910)	(0.01)	(1,728)	(0.03)	4,610	0.08
	Operating income	44,356	0.75	47,079	0.81	161,704	2.75	157,300	2.70

	Total Insurance Operations
	Gross premiums written	$602,302		558,607		2,606,038		2,427,367
	Net premiums written	515,016		474,658		2,237,288		2,069,904
	Net premiums earned	552,753		516,087		2,149,572		1,989,909
Underwriting gain	- before tax	35,168		49,053		151,933		149,029
	- after tax	22,859	0.39	31,885	0.55	98,756	1.68	96,869	1.67
	GAAP combined ratio	93.6%		90.5%		92.9%		92.5%

	Standard Commercial Lines
	Net premiums earned	$429,731		397,162		1,665,483		1,529,442
	GAAP combined ratio	89.5%		86.1%		91.2%		89.2%

	Standard Personal Lines
	Net premiums earned	$70,888		71,496		280,607		288,134
	GAAP combined ratio	109.3%		92.1%		95.6%		99.5%

	Excess and Surplus Lines
	Net premiums earned	$52,134		47,429		203,482		172,333
	GAAP combined ratio	106.6%		124.8%		103.4%		109.8%

	Investments
Net investment income	- before tax	$35,428		30,108		130,754		121,316
	- after tax	26,407	0.45	23,294	0.40	98,405	1.68	93,836	1.61
	Effective tax rate	25.5%		22.6%		24.7%		22.7%
	Annual after-tax yield on investment portfolio					1.9%		1.9%
	Annual after-tax, after-interest expense yield					1.6%		1.6%
	Invested assets per $ of stockholders' equity					3.50		3.64

	Other expenses (net of other income)
Interest expense	- before tax	$(5,831)		(5,603)		(22,771)		(22,428)
	- after tax	(3,790)	(0.06)	(3,641)	(0.06)	(14,801)	(0.25)	(14,578)	(0.25)

	Other expense - after tax	(1,120)	(0.03)	$(4,459)	(0.08)	$(20,656)	(0.36)	$(18,827)	(0.33)

	Diluted weighted avg shares outstanding	58,902		58,387		58,747		58,156

Selective Insurance Group, Inc. & Consolidated Subsidiaries

GAAP Insurance Operations Results

(unaudited)

Fourth Quarter
($ in thousands)	Quarter Ended December 31, 2016				Quarter Ended December 31, 2015

	Standard Commercial Lines	Standard Personal Lines	Excess & Surplus Lines	Grand Total	Standard Commercial Lines	Standard Personal Lines	Excess & Surplus Lines	Grand Total
Net Premiums Written	$392,167	68,052	54,797	515,016	$356,855	65,989	51,814	474,658
Net Premiums Earned	429,731	70,888	52,134	552,753	397,162	71,496	47,429	516,087
Losses and Loss Expense Incurred	230,323	54,260	38,333	322,916	199,716	43,747	43,357	286,820
Net Underwriting Expenses Incurred	154,366	23,210	17,257	194,833	141,325	22,118	15,842	179,285
Dividends to Policyholders	(164)	-	-	(164)	929	-	-	929
GAAP Underwriting Gain (Loss)	$45,206	(6,582)	(3,456)	35,168	$55,192	5,631	(11,770)	49,053

GAAP Ratios
Loss and Loss Expense Ratio	53.6%	76.5%	73.5%	58.4%	50.3%	61.2%	91.4%	55.6%
Underwriting Expense Ratio	35.9%	32.8%	33.1%	35.2%	35.6%	30.9%	33.4%	34.7%
Dividends to Policyholders Ratio	0.0%	0.0%	0.0%	0.0%	0.2%	0.0%	0.0%	0.2%
Combined Ratio	89.5%	109.3%	106.6%	93.6%	86.1%	92.1%	124.8%	90.5%

Year-to-Date
($ in thousands)	Year-to-Date December 31, 2016				Year-to-Date December 31, 2015

	Standard Commercial Lines	Standard Personal Lines	Excess & Surplus Lines	Grand Total	Standard Commercial Lines	Standard Personal Lines	Excess & Surplus Lines	Grand Total
Net Premiums Written	$1,745,782	281,822	209,684	2,237,288	$1,596,965	283,926	189,013	2,069,904
Net Premiums Earned	1,665,483	280,607	203,482	2,149,572	1,529,442	288,134	172,333	1,989,909
Losses and Loss Expense Incurred	913,506	177,749	143,542	1,234,797	819,573	200,237	128,731	1,148,541
Net Underwriting Expenses Incurred	601,894	90,439	66,861	759,194	539,154	86,561	60,405	686,120
Dividends to Policyholders	3,648	-	-	3,648	6,219	-	-	6,219
GAAP Underwriting Gain (Loss)	$146,435	12,419	(6,921)	151,933	$164,496	1,336	(16,803)	149,029

GAAP Ratios
Loss and Loss Expense Ratio	54.8%	63.3%	70.5%	57.4%	53.6%	69.5%	74.7%	57.7%
Underwriting Expense Ratio	36.2%	32.3%	32.9%	35.3%	35.2%	30.0%	35.1%	34.5%
Dividends to Policyholders Ratio	0.2%	0.0%	0.0%	0.2%	0.4%	0.0%	0.0%	0.3%
Combined Ratio	91.2%	95.6%	103.4%	92.9%	89.2%	99.5%	109.8%	92.5%

Selective Insurance Group, Inc. and Consolidated Subsidiaries

GAAP Investment Income

December 2016 (unaudited)

	Quarter Ended		%	Year Ended		%
	December	December	Increase	December	December	Increase
($ in thousands, except per share data)	2016	2015	(Decrease)	2016	2015	(Decrease)
Investment Income:
Interest:
Fixed Income Securities	$33,456	31,003	8	$129,306	123,230	5
Short-term	193	40	383	686	112	513
Other Investments	2,989	(1,109)	370	2,940	(1,890)	256
Dividends	1,428	2,615	(45)	7,368	9,161	(20)
	38,066	32,549	17	140,300	130,613	7

Investment Expense	2,638	2,441	8	9,546	9,297	3

Net Investment Income Before Tax	35,428	30,108	18	130,754	121,316	8

Tax	9,021	6,814	32	32,349	27,480	18

Net Investment Income After Tax	$26,407	23,294	13	$98,405	93,836	5

Net Investment Income per Share	$0.45	0.40	13	$1.68	1.61	4

Effective Tax Rate	25.5%	22.6%		24.7%	22.7%

Average Yields :

Fixed Income Securities:
Pre Tax				2.72%	2.74%
After Tax				2.03%	2.07%

Portfolio:
Pre Tax				2.50%	2.45%
After Tax				1.88%	1.90%

	Quarter Ended			Year Ended
	December	December		December	December
Net Realized Gains (Losses)	2016	2015		2016	2015
Fixed Income Securities	$(10,793)	1,431		$(8,849)	2,018
Equity Securities	3,120	(4,193)		3,926	11,645
Short Term	(13)	-		(13)	-
Other Investments	-	162		(1)	(492)
Total	(7,686)	(2,600)		(4,937)	13,171
Net of Tax	(4,996)	(1,690)		(3,209)	8,561

As of December 31, 2016 year-to-date new money rates for fixed income securities were 3.0% on a pre-tax basis and 2.1% on an after-tax basis.

Selective Insurance Group, Inc.

Combined Insurance Company Subsidiaries

2016 Statutory Results by Line of Business

Quarter Ended December 2016 (unaudited)

	Net		Net				Underwriting	Dividends to
	Premiums	Percent	Premiums	Percent	Loss	LAE	Expense	Policyholders	Combined Ratio	Combined Ratio	Underwriting
($ in thousands)	Written	Change	Earned	Change	Ratio	Ratio	Ratio	Ratio	2016	2015	Gain/(Loss)
Standard Personal Lines:

Homeowners	$30,816	0.4%	$32,631	(1.9)%	68.3%	5.7%	36.9%	0.0%	110.8%	78.6%	$(2,868)
Auto	35,331	5.4%	36,349	(0.2)%	74.7%	7.5%	35.3%	0.0%	117.5%	116.1%	(6,003)
Other (including flood)	1,905	7.2%	1,907	4.5%	60.2%	(47.2)%	(111.5)%	0.0%	(98.5)%	(31.8)%	3,783
Total	$68,052	3.1%	$70,888	(0.8)%	71.3%	5.2%	32.0%	0.0%	108.5%	94.7%	$(5,088)

Standard Commercial Lines:

Commercial property	$70,448	11.1%	$75,617	9.1%	38.3%	5.6%	39.0%	(0.2)%	82.6%	70.8%	$15,161
Workers compensation	67,776	2.7%	78,386	3.0%	22.6%	20.7%	31.0%	0.5%	74.7%	90.1%	23,081
General liability	121,828	10.7%	136,510	8.5%	35.0%	12.2%	36.7%	(0.2)%	83.8%	88.8%	27,526
Auto	96,261	13.9%	104,014	11.7%	67.2%	10.1%	33.8%	(0.2)%	110.8%	103.7%	(8,614)
Businessowners' policies	25,442	3.9%	24,737	3.8%	66.3%	10.4%	36.7%	0.0%	113.4%	86.7%	(3,565)
Bonds	6,439	34.5%	6,303	20.9%	(11.0)%	(0.9)%	61.4%	0.0%	49.5%	97.5%	3,101
Other	3,972	9.3%	4,163	11.9%	0.3%	0.2%	57.0%	0.0%	57.6%	61.6%	1,875
Total	$392,167	9.9%	$429,731	8.2%	41.9%	11.7%	35.9%	(0.0)%	89.5%	89.2%	$58,565

E&S	54,797	5.8%	52,134	9.9%	71.7%	1.8%	32.0%	0.0%	105.5%	125.6%	(3,738)

Total Insurance Operations	$515,016	8.5%	$552,753	7.1%	48.5%	9.9%	35.0%	(0.0)%	93.4%	93.2%	$49,738

Note: Some amounts may not foot due to rounding.

		2016	2015
	Losses Paid	247,144	234,802
	LAE Paid	51,339	53,288
	Total Paid	$298,483	$288,090

Selective Insurance Group, Inc.

Combined Insurance Company Subsidiaries

2016 Statutory Results by Line of Business

Year Ended December 2016 (unaudited)

	Net		Net				Underwriting	Dividends to
	Premiums	Percent	Premiums	Percent	Loss	LAE	Expense	Policyholders	Combined Ratio	Combined Ratio	Underwriting
($ in thousands)	Written	Change	Earned	Change	Ratio	Ratio	Ratio	Ratio	2016	2015	Gain/(Loss)
Standard Personal Lines:

Homeowners	$129,513	(2.3)%	$130,973	(2.5)%	46.8%	7.8%	37.1%	0.0%	91.7%	100.6%	$11,384
Auto	145,425	0.5%	142,876	(2.7)%	63.6%	10.2%	35.4%	0.0%	109.3%	108.1%	(14,124)
Other (including flood)	6,885	2.0%	6,758	(3.0)%	62.5%	(49.9)%	(145.6)%	0.0%	(133.0)%	(88.3)%	15,931
Total	$281,822	(0.7)%	$280,607	(2.6)%	55.7%	7.7%	31.8%	0.0%	95.2%	99.9%	$13,193

Standard Commercial Lines:

Commercial property	$308,140	9.0%	$293,438	9.1%	40.7%	5.1%	38.2%	0.2%	84.3%	82.6%	$40,347
Workers compensation	319,807	6.7%	308,233	6.3%	35.7%	15.6%	28.6%	0.7%	80.7%	88.2%	56,301
General liability	553,579	9.4%	527,859	9.2%	34.6%	13.4%	35.7%	0.1%	83.8%	82.1%	76,347
Auto	422,013	12.2%	398,942	11.2%	66.4%	9.8%	33.1%	0.1%	109.3%	101.9%	(44,892)
Businessowners' policies	99,497	3.4%	97,754	4.6%	49.6%	11.3%	38.6%	0.0%	99.4%	103.3%	(87)
Bonds	25,933	22.4%	23,227	14.1%	6.4%	5.1%	57.7%	0.0%	69.3%	89.8%	5,564
Other	16,812	11.0%	16,030	11.6%	(0.1)%	0.2%	56.8%	0.0%	57.1%	57.4%	6,433
Total	$1,745,782	9.3%	$1,665,483	8.9%	43.7%	11.1%	34.9%	0.2%	89.9%	89.2%	$140,014

E&S	209,684	10.9%	203,482	18.1%	55.7%	14.8%	31.6%	0.0%	102.1%	108.4%	(6,199)

Total Insurance Operations	$2,237,288	8.1%	2,149,572	8.0%	46.4%	11.0%	34.2%	0.2%	91.8%	92.4%	$147,006

Note: Some amounts may not foot due to rounding.

		2016	2015
	Losses Paid	925,574	891,485
	LAE Paid	196,843	197,433
	Total Paid	$1,122,417	$1,088,918

Selective Insurance Group, Inc.

Combined Insurance Company Subsidiaries

2016 Net Catastrophe Losses and Prior Year Casualty Reserve Development

Statutory Results by Line of Business

(unaudited)

	Quarter Ended				Year-to-Date
Net Catastrophe Losses Incurred	December 31, 2016		December 31, 2015		December 31, 2016		December 31, 2015
($ in thousands)	Losses and Loss Expenses Incurred	Impact on Losses and Loss Expense Ratio	Losses and Loss Expenses Incurred	Impact on Losses and Loss Expense Ratio	Losses and Loss Expenses Incurred	Impact on Losses and Loss Expense Ratio	Losses and Loss Expenses Incurred	Impact on Losses and Loss Expense Ratio

Standard Personal Lines	$11,366	16.0%	$1,354	1.9%	$18,175	6.5%	$21,735	7.5%

Standard Commercial Lines	13,565	3.2%	1,072	0.3%	35,041	2.1%	34,089	2.2%

E&S	1,625	3.1%	479	1.0%	6,519	3.2%	3,231	1.9%

Total Insurance Operations	$26,555	4.8%	$2,906	0.6%	$59,735	2.8%	$59,055	3.0%

Prior Year Casualty Reserve Development	Quarter Ended				Year-to-Date
(Favorable) / Unfavorable	December 31, 2016		December 31, 2015		December 31, 2016		December 31, 2015
($ in thousands)	Losses and Loss Expenses Incurred	Impact on Losses and Loss Expense Ratio	Losses and Loss Expenses Incurred	Impact on Losses and Loss Expense Ratio	Losses and Loss Expenses Incurred	Impact on Losses and Loss Expense Ratio	Losses and Loss Expenses Incurred	Impact on Losses and Loss Expense Ratio

Standard Personal Lines	$2,500	3.5%	$(2,000)	(2.8)%	$2,500	0.9%	$(2,000)	(0.7)%

Standard Commercial Lines	(28,500)	(6.6)%	(20,000)	(5.0)%	(77,500)	(4.7)%	(81,000)	(5.3)%

E&S	3,000	5.8%	10,000	21.1%	6,000	2.9%	16,000	9.3%

Total Insurance Operations	$(23,000)	(4.2)%	$(12,000)	(2.3)%	$(69,000)	(3.2)%	$(67,000)	(3.4)%

Note: Some amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries Consolidated Balance Sheets

December 31,	Unaudited
($ in thousands, except share amounts)	2016	2015
ASSETS
Investments:
Fixed income securities, held-to-maturity – at carrying value (fair value: $105,211 – 2016; $209,544 – 2015)	$101,556	201,354
Fixed income securities, available-for-sale – at fair value (amortized cost: $4,753,759 – 2016; $4,352,514 – 2015)	4,792,540	4,408,203
Equity securities, available-for-sale – at fair value (cost: $120,889 – 2016; $193,816 – 2015)	146,753	207,051
Short-term investments (at cost which approximates fair value)	221,701	194,819
Other investments	102,397	77,842
Total investments	5,364,947	5,089,269
Cash	458	898
Interest and dividends due or accrued	40,164	38,501
Premiums receivable, net of allowance for uncollectible accounts of: $5,980 – 2016; $4,422 – 2015	681,611	615,164
Reinsurance recoverable, net of allowance for uncollectible accounts of: $5,500 – 2016; $5,700 – 2015	621,537	561,968
Prepaid reinsurance premiums	146,282	140,889
Current federal income tax	2,486	—
Deferred federal income tax	84,840	92,696
Property and equipment – at cost, net of accumulated depreciation and amortization of: $198,729 – 2016; $188,548 – 2015	69,576	65,701
Deferred policy acquisition costs	222,564	213,159
Goodwill	7,849	7,849
Other assets	113,534	78,339
Total assets	$7,355,848	6,904,433

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Reserve for losses and loss expenses	$3,691,719	3,517,728
Unearned premiums	1,262,819	1,169,710
Short-term debt	—	60,000
Long-term debt	438,667	328,192
Current federal income tax	—	7,442
Accrued salaries and benefits	132,880	167,336
Other liabilities	298,393	255,984
Total liabilities	$5,824,478	5,506,392

Stockholders’ Equity:
Preferred stock of $0 par value per share:	$—	—
Authorized shares 5,000,000; no shares issued or outstanding
Common stock of $2 par value per share:
Authorized shares 360,000,000
Issued: 101,620,436 – 2016; 100,861,372 – 2015	203,241	201,723
Additional paid-in capital	347,295	326,656
Retained earnings	1,568,881	1,446,192
Accumulated other comprehensive loss	(15,950)	(9,425)
Treasury stock – at cost (shares: 43,653,237 – 2016; 43,500,642 – 2015)	(572,097)	(567,105)
Total stockholders’ equity	$1,531,370	1,398,041
Commitments and contingencies
Total liabilities and stockholders’ equity	$7,355,848	6,904,433

Selective Insurance Group, Inc. & Consolidated Subsidiaries Consolidated Statements of Income	Unaudited Quarter ended December 31,		Year Ended December 31,
($ in thousands, except per share amounts)	2016	2015	Unaudited 2016	2015
Revenues:
Net premiums earned	$552,753	516,087	2,149,572	1,989,909
Net investment income earned	35,428	30,108	130,754	121,316
Net realized (losses) gains:
Net realized investment (losses) gains	(3,671)	7,939	3,562	31,537
Other-than-temporary impairments	(4,015)	(10,539)	(8,509)	(18,366)
Other-than-temporary impairments on fixed income securities recognized in other comprehensive income	—	—	10	—
Total net realized (losses) gains	(7,686)	(2,600)	(4,937)	13,171
Other income	1,863	1,935	8,881	7,456
Total revenues	582,358	545,530	2,284,270	2,131,852

Expenses:
Losses and loss expenses incurred	322,916	286,820	1,234,797	1,148,541
Policy acquisition costs	195,965	180,525	763,758	689,820
Interest expense	5,831	5,603	22,771	22,428
Other expenses	7,320	8,784	42,989	38,371
Total expenses	532,032	481,732	2,064,315	1,899,160

Income before federal income tax	50,326	63,798	219,955	232,692

Federal income tax expense:
Current	10,554	16,219	48,581	45,347
Deferred	412	2,190	12,879	21,484
Total federal income tax expense	10,966	18,409	61,460	66,831

Net income	$39,360	45,389	158,495	165,861

Earnings per share:
Basic net income	$0.68	0.79	2.74	2.90

Diluted net income	$0.67	0.78	2.70	2.85

Dividends to stockholders	$0.16	0.15	0.61	0.57

Selective Insurance Group, Inc. & Consolidated Subsidiaries Consolidated Statements of Comprehensive Income	Unaudited Quarter ended December 31,		Year ended December 31,
($ in thousands)	2016	2015	Unaudited 2016	2015
Net income	$39,360	45,389	158,495	165,861

Other comprehensive (loss) income, net of tax:
Unrealized (losses) gains on investment securities:
Unrealized holding losses arising during period	(76,450)	(8,011)	(5,977)	(26,143)
Non-credit portion of other-than-temporary impairments recognized in other comprehensive income	—	—	(6)	—
Amounts reclassified into net income:
Held-to-maturity securities	(24)	(24)	(92)	(377)
Non-credit other-than-temporary impairments	138	—	138	232
Realized losses (gains) on available-for-sale securities	4,850	1,796	3,064	(9,110)
Total unrealized losses on investment securities	(71,486)	(6,239)	(2,873)	(35,398)

Defined benefit pension and post-retirement plans:
Net actuarial (loss) gain	(7,852)	1,585	(7,852)	1,585
Amounts reclassified into net income:
Net actuarial loss	1,179	1,268	4,200	4,600
Total defined benefit pension and post-retirement plans	(6,673)	2,853	(3,652)	6,185
Other comprehensive loss	(78,159)	(3,386)	(6,525)	(29,213)
Comprehensive (loss) income	$(38,799)	42,003	151,970	136,648

Selective Insurance Group, Inc. & Consolidated Subsidiaries Consolidated Statements of Stockholders’ Equity
December 31,	Unaudited
($ in thousands, except share amounts)	2016	2015	2014
Common stock:
Beginning of year	$201,723	199,896	198,240
Dividend reinvestment plan (shares: 38,741 – 2016; 50,013 – 2015; 58,309 – 2014)	77	100	117
Stock purchase and compensation plans (shares: 720,323 – 2016; 863,426 – 2015; 769,389 – 2014)	1,441	1,727	1,539
End of year	203,241	201,723	199,896

Additional paid-in capital:
Beginning of year	326,656	305,385	288,182
Dividend reinvestment plan	1,389	1,374	1,306
Stock purchase and compensation plans	19,250	19,897	15,897
End of year	347,295	326,656	305,385

Retained earnings:
Beginning of year	1,446,192	1,313,440	1,202,015
Net income	158,495	165,861	141,827
Dividends to stockholders ($0.61 per share – 2016; $0.57 per share – 2015; $0.53 per share – 2014)	(35,806)	(33,109)	(30,402)
End of year	1,568,881	1,446,192	1,313,440

Accumulated other comprehensive (loss) income:
Beginning of year	(9,425)	19,788	24,851
Other comprehensive loss	(6,525)	(29,213)	(5,063)
End of year	(15,950)	(9,425)	19,788

Treasury stock:
Beginning of year	(567,105)	(562,923)	(559,360)
Acquisition of treasury stock (shares: 152,595 – 2016; 147,461 – 2015; 154,559 – 2014)	(4,992)	(4,182)	(3,563)
End of year	(572,097)	(567,105)	(562,923)
Total stockholders’ equity	$1,531,370	1,398,041	1,275,586

Selective Insurance Group, Inc. & Consolidated Subsidiaries Consolidated Statements of Cash Flow
December 31,	Unaudited
($ in thousands)	2016	2015	2014
Operating Activities
Net income	$158,495	165,861	141,827

Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	61,671	59,688	45,346
Sale of renewal rights	—	—	(8,000)
Stock-based compensation expense	10,449	8,973	8,702
Undistributed (gains) losses of equity method investments	(2,316)	1,889	(153)
Net realized losses (gains)	4,937	(13,171)	(26,599)
Net gain on disposal of property and equipment	—	—	(104)

Changes in assets and liabilities:
Increase in reserves for losses and loss expenses, net of reinsurance recoverables	114,422	59,438	97,449
Increase in unearned premiums, net of prepaid reinsurance	87,716	79,995	32,671
Decrease in net federal income taxes	11,150	25,004	31,323
Increase in premiums receivable	(66,447)	(56,386)	(33,908)
Increase in deferred policy acquisition costs	(9,405)	(27,551)	(12,627)
(Increase) decrease in interest and dividends due or accrued	(1,473)	407	(1,536)
(Decrease) increase in accrued salaries and benefits	(46,536)	11,392	(7,182)
(Increase) decrease in other assets	(30,071)	(11,523)	1,186
Increase (decrease) in other liabilities	9,191	77,564	(35,632)
Net cash provided by operating activities	301,783	381,580	232,763

Investing Activities
Purchase of fixed income securities, held-to-maturity	(4,235)	(3,316)	—
Purchase of fixed income securities, available-for-sale	(1,982,023)	(1,041,916)	(843,616)
Purchase of equity securities, available-for-sale	(35,490)	(195,720)	(186,019)
Purchase of other investments	(66,164)	(12,170)	(10,617)
Purchase of short-term investments	(3,499,380)	(1,602,327)	(1,410,123)
Sale of fixed income securities, available-for-sale	926,470	61,571	51,002
Sale of short-term investments	3,470,022	1,539,480	1,452,402
Redemption and maturities of fixed income securities, held-to-maturity	102,868	106,621	73,415
Redemption and maturities of fixed income securities, available-for-sale	641,524	567,445	482,816
Sale of equity securities, available-for-sale	119,617	172,561	208,008
Distributions from other investments	26,837	32,457	20,774
Purchase of property and equipment	(18,147)	(16,229)	(15,510)
Sale of renewal rights	—	—	8,000
Net cash used in investing activities	(318,101)	(391,543)	(169,468)

Financing Activities
Dividends to stockholders	(33,758)	(31,052)	(28,428)
Acquisition of treasury stock	(4,992)	(4,182)	(3,563)
Net proceeds from stock purchase and compensation plans	7,811	10,089	7,283
Proceeds from borrowings	165,000	15,000	—
Repayment of borrowings	(115,000)	—	(13,000)
Excess tax benefits from share-based payment arrangements	1,819	1,736	1,020
Repayment of capital lease obligations	(5,002)	(4,689)	(2,841)
Net cash provided by (used in) financing activities	15,878	(13,098)	(39,529)
Net (decrease) increase in cash	(440)	(23,061)	23,766
Cash, beginning of year	898	23,959	193
Cash, end of year	$458	898	23,959

Selective Insurance Group, Inc.

Combined Insurance Company Subsidiaries

Statutory Balance Sheets

(unaudited)

	December 31,	December 31,
($ in thousands)	2016	2015

ASSETS
Bonds	$4,780,269	4,491,136
Common stocks	130,608	194,789
Preferred stocks	15,871	11,856
Affiliated mortgage loan	34,324	35,163
Other investments	147,364	128,788
Short-term investments	203,924	165,678
Total investments	5,312,360	5,027,410

Cash on hand and in banks	13,911	(34,378)
Interest and dividends due and accrued	40,038	38,466
Premiums receivable	673,649	609,146
Reinsurance recoverable on paid losses and expenses	10,337	10,949
Deferred tax recoverable	161,165	142,066
EDP equipment	549	390
Equities and deposits in pools and associations	12,683	10,920
Receivable for sold securities	5,176	17
Other assets	29,040	28,300
Total assets	$6,258,908	5,833,286

LIABILITIES
Reserve for losses	$2,497,916	2,426,583
Reinsurance payable on paid loss and loss expense	3,163	2,841
Reserve for loss expenses	564,976	525,322
Unearned premiums	1,116,536	1,028,820
Reserve for commissions payable	92,763	89,740
Ceded balances payable	62,939	37,222
Federal income tax payable	17,394	25,644
Premium and other taxes payable	24,149	23,998
Borrowed money	110,212	60,031
Reserve for dividends to policyholders	5,706	5,805
Reserves for unauthorized reinsurance	1,755	2,030
Payable for securities	41,603	6,204
Funds withheld on account of others	7,501	6,806
Accrued salaries and benefits	83,718	77,933
Other liabilities	44,796	87,987
Total liabilities	4,675,127	4,406,966

POLICYHOLDERS' SURPLUS
Capital	42,725	42,725
Paid in surplus	492,869	492,869
Unassigned surplus	1,048,187	890,726
Total policyholders' surplus	1,583,781	1,426,320
Total liabilities and policyholders' surplus	$6,258,908	5,833,286

Selective Insurance Group, Inc.

Combined Insurance Company Subsidiaries

Statutory Statements Of Income

(unaudited)

	Quarter Ended				Year Ended
	December				December
($ in thousands)	2016		2015		2016		2015
UNDERWRITING
Net premiums written	$515,016		474,658		2,237,288		2,069,904

Net premiums earned	552,753		516,087		2,149,572		1,989,909

Net losses paid	247,144		234,802		925,574		891,485
Change in reserve for losses	20,871		(441)		71,334		28,052
Net losses incurred	268,015	48.5%	234,361	45.4%	996,908	46.4%	919,537	46.2%

Net loss expenses paid	51,339		53,288		196,843		197,433
Change in reserve for loss expenses	3,455		(931)		39,653		31,813
Net loss expenses incurred	54,794	9.9%	52,357	10.2%	236,496	11.0%	229,246	11.5%

Net underwriting expenses incurred	181,624	35.2%	179,153	37.6%	771,802	34.5%	716,172	34.6%

Total deductions	504,433		465,871		2,005,206		1,864,955
Statutory underwriting gain	48,320		50,216		144,366		124,954

Net loss from premium balances charged off	(653)		(773)		(2,711)		(2,919)
Finance charges and other income	1,907		1,983		8,999		7,671
Total other income	1,254	-0.2%	1,210	-0.2%	6,288	-0.3%	4,752	-0.2%
Policyholders' dividends incurred	164	0.0%	(929)	0.2%	(3,648)	0.2%	(6,219)	0.3%
Total underwriting gain	49,738	93.4%	50,497	93.2%	147,006	91.8%	123,487	92.4%

INVESTMENT
Net investment income earned	32,159		29,455		126,079		120,558
Net realized (loss) / gain	(7,466)		(2,600)		(4,719)		13,170
Total income before income tax	74,431		77,352		268,366		257,215

Federal income tax expense	18,771		23,648		66,054		61,377

Net income	$55,660		53,704		202,312		195,838

Policyholders' Surplus
Surplus, beginning of period	$1,551,227		1,367,343		1,426,320		1,307,842

Net income	55,660		53,704		202,312		195,838
Change in deferred taxes	2,938		(2,236)		(6,064)		(13,637)
Change in net unrealized capital losses	2,223		7,522		9,382		(12,579)
Dividends to stockholders	(15,253)		(14,438)		(61,014)		(57,752)
Change in reserve for unauthorized	275		5,631		275		5,631
Change in non-admitted assets	(2,926)		4,510		18,545		(8,151)
Change in Overfunded Contra Asset	257		562		(51,851)		(280)
Qual Pen Trans Liab	(9,890)		2,677		46,535		8,211
Excess Plan Trans Liab	(330)		748		(270)		878
PRL Plan Trans Liab	(400)		297		(389)		319

Net change in surplus for period	32,554		58,977		157,461		118,478

Surplus, end of period	$1,583,781		1,426,320		1,583,781		1,426,320

Statutory underwriting gain	$49,738		50,497		147,006		123,487

Adjustments under GAAP:
Deferred policy acquisition costs	(13,370)		(507)		9,405		27,551
Other, net	(1,200)		(937)		(4,478)		(2,009)
GAAP underwriting gain	$35,168		49,053		151,933		149,029

Note:  Some amounts or ratios may not foot due to rounding.

Selective Insurance Group, Inc. and Consolidated Subsidiaries
Alternative Investments
December 31, 2016
(unaudited)

	Number	Original	Remaining	Current
Strategy	of Funds	Commitment	Commitment	Market Value
Private Equity	20	175,810,557	76,773,613	41,135,099
Private Credit	9	102,000,000	40,613,172	28,192,694
Real Assets	7	100,000,000	22,898,707	14,485,965
TOTAL - ALTERNATIVE INVESTMENTS	36	377,810,557	140,285,492	83,813,758

Exhibit may not foot due to rounding